UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22043
Van Kampen Dynamic Credit Opportunities Fund

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)           (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 7/31
Date of reporting period: 1/31/09

Item 1. Reports to Shareholders.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Dynamic Credit Opportunities Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of January 31, 2009.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

An investment in senior loans is subject to certain risks such as loan defaults and illiquidity due to insufficient collateral backing.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 1/31/09

Dynamic Credit Opportunities Fund
Symbol: VTA
Average Annual	Based on	Based on
Total Returns	NAV	Market Price

Since Inception (6/26/07)	–33.31%	–37.47%

1-year	–43.39	–43.30

6-month	–42.51	–35.90

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The NAV per share is determined by dividing the value of the fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the fund’s dividend reinvestment plan, and sale of all shares at the end of the period. Periods of less than one year are not annualized.

Fund Report
For the six-month period ended January 31, 2009

Market Conditions

The six-month period under review was an unprecedented period in the history of the financial markets. Following the government takeover of Fannie Mae and Freddie Mac in early September and the bankruptcy of Lehman Brothers shortly thereafter, the credit crisis reached new heights as investor confidence plummeted and the credit markets seized. A massive flight to quality ensued as investors shunned risky assets in favor of the relative safety of U.S. Treasury securities. As a result, all other sectors of the market experienced significant price deterioration, a trend that largely continued throughout the end of the year. Concerns about the economy exacerbated the market sell-off as various economic indicators continued to weaken, further undermining investor confidence. In December 2008, it was confirmed that the economy was in recession, and had in fact been since the prior December.

The government took substantial steps by implementing various fiscal and monetary policies designed to be supportive, yet by the end of January 2009, their efforts had done little to calm the markets or boost the economy. With unemployment still on the rise and consumer spending and home prices declining further, the outlook for the rest of the year appeared negative. It is possible, however, that further government intervention to stabilize the financial industry and stem home foreclosures could ultimately help stimulate the economy.

The senior loan market suffered in the risk-averse environment as loan demand declined and funds began selling loans in preparation for year-end redemptions. Funds also sold as part of the process of reducing leverage in order to remain in compliance with leverage regulations. As a result, the fourth quarter of 2008 was the worst quarter on record for the senior loan asset class, with loan values declining by 25.1 percent (as measured by the S&P/LSTA Leveraged Loan Index), far surpassing the third-quarter decline of 8.6 percent. For calendar year 2008, senior loans were down 34.6 percent.

As of year-end, the technical demand/supply picture had begun to improve. Funds appeared to be through with most of their forced selling and buyers began to emerge, which helped to stabilize loan prices. In January 2009, the loan market rallied strongly, posting a record one-month gain of 5.2 percent. Nonetheless, the market remained volatile at month-end and credit fundamentals were still deteriorating. Additionally, default rates reached 5 percent and most market observers expect this trend to continue. Given the senior secured nature of loans, however, we still find current yields compelling.

Performance Analysis

The Fund’s return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. For the six months ended January 31, 2009, the Fund returned −35.90 percent on a market price basis and −42.51 percent on an NAV basis.

Total return for the six-month period ended January 31, 2009

Based on NAV	Based on Market Price

–42.51%	–35.90%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information.

Over the course of the period we positioned the portfolio defensively, generally avoiding sectors or industries that we believed were vulnerable to cyclical economic downturns. For example, the Fund remained underweighted in the auto, airline and retail industries because of their susceptibility to the weakening economy. As of the end of the reporting period, approximately 44 percent of the Fund’s assets were invested internationally, primarily in Europe, and continued to be managed by Van Kampen’s subadviser, Avenue Capital. This exposure to non-dollar assets was entirely hedged into U.S. dollars, effectively eliminating currency risk in the portfolio.

The Fund used a modest amount of leverage during the period in an effort to enhance the portfolio’s yield. This involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other fixed-income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans, assuming no defaults, adjusts to changes in interest rates, as do the rates which determine the Fund’s borrowing costs. (Similarly, should short-term rates fall, borrowing costs would also decline.) While we believe the use of leverage adds value for shareholders over a full cycle, it has been a drag on performance in the short term. Because, in our view, the recent market volatility has been driven as much by technical factors as by changes in underlying fundamentals, we have not materially altered the use of leverage in the Fund as we believe it is difficult to “time” technical events in the market. Therefore, portfolio composition continues to be driven by fundamental credit research. As of the end of the period, the Fund’s largest sector weightings were packaging, publishing, gaming and cable.

Although it has been a difficult period, we believe it has created attractive investment opportunities. We believe the value in the senior loan market remains compelling and because we are able to dynamically adjust the portfolio investment mix to take advantage of opportunities as they arise, we believe we can deliver competitive returns to our investors over the economic cycle.

The Fund’s procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund’s shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Summary of Investments by Industry Classification as of 1/31/09 (Unaudited)

Containers, Packaging & Glass	7.3%
Printing & Publishing	6.9
Hotels, Motels, Inns & Gaming	6.6
Broadcasting—Cable	6.4
Telecommunications—Equipment & Services	5.6
Beverage, Food & Tobacco	5.5
Buildings & Real Estate	4.9
Chemicals, Plastics & Rubber	4.4
Transportation—Cargo	4.1
Non-Durable Consumer Products	4.0
Healthcare	3.8
Finance	2.9
Entertainment & Leisure	2.9
Electronics	2.6
Mining, Steel, Iron & Non-Precious Metals	2.3
Telecommunications—Wireless	2.2
Insurance	2.0
Retail—Specialty	1.5
Automotive	1.5
Retail—Stores	1.4
Utilities	1.3
Business Equipment & Services	1.3
Broadcasting—Radio	1.2
Paper & Forest Products	1.1
Telecommunications—Local Exchange Carriers	1.1
Broadcasting—Television	1.0
Construction Material	0.9
Machinery	0.9
Health & Beauty	0.9
Aerospace/Defense	0.8
Broadcasting—Diversified	0.8
Retail—Oil & Gas	0.8
Medical Products & Services	0.8
Home & Office Furnishings, Housewares & Durable Consumer Produ	0.7
Education & Child Care	0.6
Natural Resources	0.6
Textiles & Leather	0.5
Restaurants & Food Service	0.4
Farming & Agriculture	0.4
Ecological	0.3
Diversified Manufacturing	0.3
Banking	0.2
Pharmaceuticals	0.1

Total Long-Term Investments	95.8
Total Short-Term Investments	4.2

Total Investments	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Summary of investments by industry classification percentages are as a percentage of total investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Portfolio Management

Van Kampen Dynamic Credit Opportunities Fund is managed by members of the Adviser’s Senior Loan Group, which currently includes Gerard Fogarty and Jeffrey Scott, each a Vice President of the Adviser, and Philip Yarrow, an Executive Director of the Adviser. All team members are responsible for the day-to-day management of the Adviser’s portion of Fund’s portfolio.

Mr. Fogarty joined the Adviser in 2007 and began managing the Fund in July 2008. Mr. Fogarty has approximately 11 years of investment experience. From 2003 to 2007 and prior to joining the Adviser, Mr. Fogarty was employed by JPMorgan and held a number of positions including Director in the financial institutions group, and, most recently as a Credit Executive in the commercial real estate group. Prior to joining JPMorgan, Mr. Fogarty was employed as an Associate in the financial institutions group at Bank of America. Mr. Fogarty received a B.S. from Indiana University and an M.B.A. from the University of Chicago Graduate School of Business.

Mr. Scott joined the Adviser in 2005 and began managing the Fund in July 2008. Mr. Scott has approximately 18 years of investment industry experience. Prior to joining the Adviser, Mr. Scott was employed by State Farm Insurance Companies where he served as an Assistant Vice President in the Mutual Fund Group responsible for product development and strategy as well as a Regional Vice President for Sales for the Financial Services Division. Mr. Scott received a B.S. from Elmhurst College and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Scott also holds the Chartered Financial Analyst designation.

Mr. Yarrow joined the Adviser in 2005 and began managing the Fund in June 2007. Mr. Yarrow has over 13 years of investment experience. Prior to joining the Adviser, Mr. Yarrow was a credit analyst and a portfolio manager at Bank One/JPMorgan. Mr. Yarrow received a bachelor’s degree in mathematics and economics from the University of Nottingham and an M.B.A. in finance from Northwestern University. Mr. Yarrow also holds the Chartered Financial Analyst designation.

The Fund is also managed by Avenue Europe International Management, L.P., the Fund’s investment subadviser (the “Subadviser”). Richard Furst, Senior Portfolio Manager of the Subadviser, and Raul Ramirez, a Portfolio Manager of the Subadviser, are responsible for the day-to-day management of the Subadviser’s portion of Fund’s portfolio.

Mr. Furst has been associated with the Subadviser in an investment management capacity since 2004. Prior to joining the Subadviser, he was a portfolio manager with Moore Capital Group, managing approximately $1 billion of U.S. and European distressed and high yield securities. Prior to that, he was a Managing Director and Head of

U.S. Special Situations Trading group for Bank of America, managing $300 million in capital. Previously, Mr. Furst was a Vice President in the High Yield and Distressed Trading and Research department of Salomon Brothers, Inc., after serving as an Analyst in their Mergers, Acquisitions, and Restructuring group.

Mr. Ramirez has been associated with the Subadviser in an investment management capacity since 2006. Prior to joining the Subadviser, Mr. Ramirez was a portfolio manager based in London at Goldentree Asset Management UK, focused on European investments. Previously, Mr. Ramirez was Executive Director of the Special Situations Group at Morgan Stanley, focused on the European energy sector. While at Morgan Stanley, Mr. Ramirez was also the Head of European Distressed Research.

For More Information About Portfolio Holdings

Each Van Kampen Fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 341-2929.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 341-2929 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Variable Rate Senior Loan Interests** 105.4% Aerospace/Defense 1.2%
$4,383	DeCrane Aircraft Holdings, Inc., Term Loan	3.18%	02/21/13	$2,870,620
2,241	IAP Worldwide Services, Inc., Term Loan (a)	8.25	12/30/12	1,213,769
1,580	Sequa Corp., Term Loan	3.64 to 3.69	12/03/14	989,698
3,000	Wesco Aircraft Hardware Corp., Term Loan	6.16	03/28/14	2,115,000

				7,189,087

	Automotive 2.1%
18,890	Ford Motor Co., Term Loan	5.00	12/16/13	6,882,868
4,476	Metokote Corp., Term Loan	3.36 to 5.05	11/27/11	2,797,501
533	Navistar International Corp., Revolving Credit Agreement	3.66 to 5.90	01/19/12	381,333
1,467	Navistar International Corp., Term Loan	3.66	01/19/12	1,048,667
1,007	Precision Partners, Inc., Term Loan	8.25	08/26/13	594,231
3,205	Textron Fastening Systems, Term Loan	4.96	08/11/13	1,442,197

				13,146,797

	Banking 0.3%
3,966	Dollar Financial Corp., Term Loan	4.21	10/30/12	1,983,222

	Beverage, Food & Tobacco 7.9%
10,036	Birds Eye Foods Investments, Inc., Term Loan (a)	6.16	07/11/12	6,774,029
4,763	Coleman Natural Foods, LLC, Term Loan	7.63 to 8.31	08/22/12	3,429,252
2,127	Culligan International Co., Term Loan	2.66 to 3.72	11/24/12	1,260,426
6,173	Dole Food Co. Inc., Term Loan	2.38 to 4.25	04/12/13	5,185,253
10,000	DSW Holdings, Inc., Term Loan	4.33	03/07/12	6,500,000
12,000	Farley’s & Sathers Candy Co., Inc., Term Loan	8.41 to 8.43	03/24/11	10,140,000
€1,276	Foodvest Ltd. AB, Term Loan (Sweden)	6.66	03/23/16	1,410,633
5,000	FSB Holdings, Inc., Term Loan	7.25	03/29/14	1,875,000
€1,977	Iglo Birds Eye, Term Loan (United Kingdom)	4.02 to 4.40	12/31/14 to 12/31/15	1,959,056
3,000	LJVH Holdings, Inc., Term Loan (Canada)	6.96	01/19/15	1,350,000

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Beverage, Food & Tobacco (Continued)
€3,594	Panrico, Inc., Term Loan (Spain)	7.27 to 7.64%	05/31/14 to 05/31/15	$2,986,367
7,109	Pinnacle Foods Finance, LLC, Term Loan	3.20	04/02/14	5,610,551

				48,480,567

	Broadcasting—Cable 5.4%
5,000	Charter Communications, LLC, Term Loan	3.96	09/06/14	2,890,000
12,347	CSC Holdings Inc., Term Loan	1.33	02/24/12	11,272,615
€17,600	Kabel Baden-Wuerttemburg, Term Loan (Germany)	5.83 to 6.33	06/09/14 to 06/09/15	15,690,020
4,168	Knology, Inc., Term Loan	2.70	06/30/12	3,021,886

				32,874,521

	Broadcasting—Diversified 1.1%
7,875	Alpha Topco Ltd., Term Loan (United Kingdom)	5.31	12/31/13 to 06/30/14	3,888,703
956	Cumulus Media, Inc., Term Loan	2.14	06/11/14	339,228
3,557	NEP II, Inc., Term Loan	2.66	02/16/14	2,668,106

				6,896,037

	Broadcasting—Radio 1.8%
1,872	CMP KC, LLC, Term Loan (c)	4.38 to 4.44	05/03/11	371,113
5,084	CMP Susquehanna Corp., Term Loan	2.44 to 2.45	05/05/13	1,652,364
7,679	Emmis Operating Co., Term Loan	2.41 to 3.47	11/01/13	3,378,770
1,864	Multicultural Radio Broadcasting, Inc., Term Loan	3.19	12/18/12	1,351,083
1,264	NextMedia Operating, Inc., Term Loan	5.12 to 5.17	11/15/12	660,385
4,534	NextMedia Operating, Inc., Term Loan (a)	8.46	11/15/13	1,983,814
3,954	Spanish Broadcasting Systems, Inc., Term Loan	3.21	06/11/12	1,522,216

				10,919,745

	Broadcasting—Television 1.4%
2,993	FoxCo Acquisition, LLC, Term Loan	7.25	07/14/15	1,645,875
642	High Plains Broadcasting Operating Co., LLC, Term Loan	8.00	09/14/16	276,208

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Broadcasting—Television (Continued)
$2,428	Newport Television, LLC, Term Loan	8.00%	09/14/16	$1,044,027
11,646	NV Broadcasting, LLC, Term Loan	5.22 to 8.72	11/01/13 to 11/01/14	3,150,104
3,842	Univision Communications, Inc., Term Loan	2.66 to 2.91	03/30/09 to 09/29/14	2,590,830

				8,707,044

	Buildings & Real Estate 3.3%
2,000	El Ad IDB Las Vegas, LLC, Term Loan	4.39	02/10/09	1,550,000
7,479	Ginn LA CS Borrower, LLC, Term Loan (d)	8.50 to 12.50	06/08/11 to 06/08/12	455,785
417	KAG Property, LLC, Term Loan (c)	6.45	09/23/09	368,612
3,908	Kuilima Resort Co., Term Loan (a) (c) (d)	17.48	09/30/11	0
97	Kuilima Resort Co., Term Loan (a) (c) (d) (e)	25.41	10/01/08	0
5,000	Kyle Acquisition Group, LLC, Term Loan (d)	5.75 to 7.75	07/20/09 to 07/20/11	612,500
19,236	Lake at Las Vegas Joint Venture, LLC, Term Loan (a) (c) (d) (f)	9.91 to 16.10	08/20/09 to 06/20/12	3,946,896
1,875	Lake Las Vegas Resort, Revolving Credit Agreement (a) (d) (f)	16.10	06/20/12	146,838
521	Landsource Communities Development, LLC, Revolving Credit Agreement (d) (f)	6.00 to 9.50	05/31/09	481,623
2,246	Landsource Communities Development, LLC, Term Loan (a) (d) (f)	8.25	05/31/09	403,431
3,000	Metroflag BP, LLC, Term Loan (d) (e)	11.25	01/06/09	225,000
2,005	NLV Holdings, LLC, Term Loan (a)	10.66	05/30/12	300,734
4,994	Pivotal Promontory, LLC, Term Loan (d) (f)	7.00 to 8.75	08/31/10 to 08/31/11	1,352,485
879	Realogy Corp., Term Loan	3.42 to 5.71	10/10/13	523,472
3,916	Re/Max International, Inc., Term Loan	3.84 to 4.59	12/17/12	2,760,467
4,468	Rhodes Ranch General Partnership, Term Loan (a)	8.96 to 10.21	11/21/10 to 11/21/11	1,283,754
396	Shea Capital I, LLC, Term Loan	3.59 to 4.50	10/27/11	188,134

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Buildings & Real Estate (Continued)
$1,481	Shea Mountain House, LLC, Term Loan	3.58%	05/11/11	$370,292
2,000	Standard Pacific Corp., Term Loan	3.90	05/05/13	1,127,500
173	Tamarack Resorts, LLC, Term Loan (c)	6.94	05/03/09	152,902
2,496	Tamarack Resorts, LLC, Term Loan (d)	7.50 to 8.05	05/19/11	998,489
4,068	WCI Communities, Inc, Term Loan (f)	5.70 to 8.25	09/24/09 to 12/23/10	3,134,130

				20,383,044

	Business Equipment & Services 1.9%
2,963	GSI Holdings, LLC, Term Loan	4.44	08/01/14	1,703,437
3,913	NCO Financial Systems, Term Loan	5.72 to 6.41	05/15/13	2,837,276
5,016	RGIS Services, LLC, Term Loan	2.91 to 3.96	04/30/14	3,542,615
3,945	SMG Holdings, Inc., Term Loan	3.41 to 4.78	07/27/14	3,353,197

				11,436,525

	Chemicals, Plastics & Rubber 5.9%
5,795	Arizona Chemical Co., Term Loan	2.41 to 5.92	02/28/13 to 02/28/14	3,569,923
€10,757	Borsodchem, Term Loan (Hungary)	7.66 to 8.16	11/28/14 to 11/28/15	5,951,968
5,000	Brenntag Holdings GMBH & Co. KG, Term Loan (Germany)	5.50	07/17/15	3,050,000
2,293	Foamex LP, Term Loan (d)	3.58 to 5.50	02/12/13	718,519
9,151	Hexion Specialty Chemicals, Inc., Term Loan	3.69 to 5.50	05/05/13 to 05/06/13	3,590,385
5,385	Lyondell Chemical Co., Term Loan (f)	5.165 to 5.75	12/20/13 to 12/22/14	1,924,950
€10,572	Momentive Performance, Term Loan	4.02	12/04/13	8,849,699
4,975	PQ Corp., Term Loan	4.43 to 4.71	07/30/14	3,022,313
4,950	Univar Inc., Term Loan	4.46	10/10/14	2,741,062
13,827	Wellman, Inc., Term Loan (c) (d) (f)	5.00	01/29/19 to 2/10/10	2,699,390

				36,118,209

	Construction Material 1.1%
1,861	Axia, Inc., Term Loan (g)	5.00	12/21/12	511,739
4,270	Axia, Inc., Term Loan (a) (g)	17.95	12/21/12	960,791
1,252	Building Materials Corp. of America, Term Loan	3.63 to 6.25	02/24/14 to 09/15/14	698,141

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Construction Material (Continued)
$2,789	Building Materials Holding Corp., Term Loan	6.50 to 8.25%	11/10/11	$1,143,417
3,859	Contech Construction Products, Inc., Term Loan	2.43	01/31/13	1,794,289
2,000	Custom Building Products, Inc., Term Loan	10.75	04/20/12	1,187,500
971	United Subcontractors, Inc., Term Loan (a)	6.43 to 6.80	12/27/12	242,666

				6,538,543

	Containers, Packaging & Glass 2.4%
1,381	Anchor Glass Container Corp., Term Loan	6.75 to 7.96	06/20/14	1,153,095
8,927	Berlin Packaging, LLC, Term Loan	3.41 to 8.74	08/17/14 to 08/17/15	6,707,705
414	Berry Plastics Group, Inc., Term Loan	2.42	04/03/15	305,098
4,641	Berry Plastics Group, Inc., Term Loan (a)	8.42	06/05/14	696,116
5,079	Consolidated Container Co., LLC, Term Loan	2.58 to 5.91	03/28/14 to 09/28/14	2,043,560
2,331	Graphic Packaging International, Inc., Revolving Credit Agreement	2.25 to 2.70	05/16/13	1,771,750
2,305	Solo Cup, Inc., Term Loan	3.95 to 5.67	02/27/11	2,008,831

				14,686,155

	Diversified Manufacturing 0.4%
6,796	Euramax International, Inc., Term Loan	6.75 to 11.00	06/29/12 to 06/29/13	2,257,819

	Ecological 0.5%
10,250	Synagro Technologies, Inc., Term Loan	5.12	10/02/14	2,818,750

	Education & Child Care 0.8%
700	Bright Horizons Family Solutions, Revolving Credit Agreement	3.50 to 5.75	05/28/14	490,000
500	Educate, Inc., Term Loan	6.71	06/14/14	200,000
1,984	Education Management, LLC, Term Loan	3.25	06/01/13	1,587,544
5,000	Nelson Education Ltd., Term Loan (Canada)	7.46	07/05/15	2,625,000

				4,902,544

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Electronics 3.8%
$2,954	Ax Acquisition Corp., Term Loan	5.94%	08/15/14	$1,624,661
4,000	Dealer Computer Services, Inc., Term Loan	5.91	10/26/13	1,350,000
9,249	Edwards Ltd, Term Loan (Cayman Islands II)	2.41 to 6.16	05/31/14 to 11/30/14	4,823,386
2,962	Infor Enterprise Solutions Holdings, Inc., Term Loan	5.21	07/28/12	1,747,651
5,856	Kronos, Inc., Term Loan	3.71 to 7.21	06/11/14 to 06/11/15	3,559,225
7,880	Open Solutions, Inc., Term Loan	3.26	01/23/14	3,230,685
4,904	Stratus Technologies, Inc., Term Loan	5.22	03/29/11	3,040,757
5,377	Verint Systems, Inc., Term Loan	3.59	05/25/14	3,172,285
718	X-Rite, Inc., Term Loan	7.75 to 8.00	10/24/12	570,996

				23,119,646

	Entertainment & Leisure 4.1%
4,830	Bushnell, Inc., Term Loan	5.18 to 5.21	08/24/13	3,501,450
3,553	Fender Musical Instruments Corp., Term Loan	2.66 to 3.71	06/09/14	2,220,434
36,705	Metro-Goldwyn-Mayer Studios, Inc., Term Loan	3.66 to 4.71	04/08/12 to 04/09/12	16,921,179
4,013	Panavision, Inc., Term Loan	4.41 to 7.03	03/30/11	2,407,638

				25,050,701

	Farming & Agriculture 0.5%
5,000	Wm. Bolthouse Farms, Inc., Term Loan	5.91	12/16/13	3,062,500

	Finance 4.2%
4,029	C.G. JCF Corp., Term Loan	3.41	08/01/14	2,538,350
€11,820	First Data Corp., Term Loan	4.52 to 4.66	09/28/14	9,988,720
324	First Data Corp., Term Loan	3.14 to 3.16	09/24/14	206,439
6,065	National Processing Co. Group, Inc., Term Loan	3.44 to 7.96	09/29/12 to 09/29/14	3,379,626
3,308	Nuveen Investments, Inc., Term Loan	3.40 to 4.47	11/13/14	1,596,271
5,136	Oxford Acq. III Ltd., Term Loan (United Kingdom)	2.88	05/12/14	2,172,682
9,938	RJO Holdings Corp., Term Loan	3.43 to 7.18	07/12/14 to 07/12/15	3,420,937
5,455	Transfirst Holdings, Inc., Term Loan	4.21 to 7.46	06/15/14 to 06/15/15	2,488,875

				25,791,900

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Health & Beauty 1.2%
$5,081	American Safety Razor Co., Term Loan	6.66%	01/30/14	$3,378,629
7,388	Marietta Intermediate Holdings, Term Loan (a)	5.41 to 12.00	11/30/10 to 12/17/11	1,062,071
4,925	Philosophy, Inc., Term Loan	2.41	03/16/14	3,078,125

				7,518,825

	Healthcare 5.4%
561	Community Health Systems, Inc., Term Loan	2.72 to 4.45	07/25/14	477,365
4,052	Concentra, Inc., Term Loan	3.71 to 7.71	06/25/14 to 06/25/15	1,296,209
1,980	FHC Health Systems, Term Loan (c)	6.46	12/13/13	1,530,540
7,418	HCA, Inc., Term Loan	3.71	11/18/13	6,154,623
4,408	HCR Healthcare, LLC, Term Loan	2.83 to 2.91	12/22/14	3,096,592
3,285	Health Management Associates, Inc., Term Loan	3.21	02/28/14	2,406,217
1,708	Healthcare Partners, LLC, Term Loan	2.16	10/31/13	1,460,537
8,455	Inverness Medical Innovations, Inc., Term Loan	2.44 to 4.69	06/26/14 to 06/26/15	6,384,937
2,200	Surgical Care Affiliates, LLC, Revolving Credit Agreement	2.00 to 3.46	06/29/13	1,111,000
5,932	Surgical Care Affiliates, LLC, Term Loan	3.46	12/29/14	3,633,552
3,968	United Surgical Partners International, Inc., Term Loan	2.34 to 3.16	04/19/14	3,253,509
4,930	Viant Holdings, Inc., Term Loan	3.71	06/25/14	2,538,918

				33,343,999

	Home & Office Furnishings, Housewares & Durable Consumer Products 1.0%
8,651	Hunter Fan Co., Term Loan	4.74 to 7.09	04/16/14 to 10/16/14	3,169,065
4,925	Mattress Holding Corp., Inc., Term Loan	2.67	01/18/14	1,625,250
4,000	National Bedding Co., LLC, Term Loan	5.39	02/28/14	1,453,332

				6,247,647

	Hotels, Motels, Inns & Gaming 9.4%
1,996	BLB Worldwide Holdings, Inc., Term Loan (a)	2.95 to 4.75	08/23/11	791,931
5,500	BLB Worldwide Holdings, Inc., Term Loan (a) (d)	4.70	07/18/12	495,000
10,456	Cannery Casino Resorts, LLC, Term Loan	2.60 to 4.60	05/18/13 to 05/18/14	9,263,969

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Hotels, Motels, Inns & Gaming (Continued)
£ 2,419	Gala Group Ltd., Term Loan (United Kingdom)	6.75%	10/07/12	$2,144,026
10,000	Gateway Casinos & Entertainment, Term Loan	6.94	03/31/15	2,666,670
4,758	Golden Nugget, Inc., Term Loan	2.39 to 3.67	06/30/14 to 12/31/14	835,455
842	Greektown Casino, LLC, Term Loan (d) (f)	7.00	12/03/12	306,627
4,605	Greektown Holdings, LLC, Term Loan	8.50	06/01/09	3,914,564
4,984	Green Valley Ranch Gaming, LLC, Term Loan	3.64 to 4.39	02/16/14 to 08/16/14	1,239,486
4,563	Harrah’s Operating Co., Inc., Term Loan	4.16 to 4.46	01/28/15	2,858,722
10,000	Magnolia Hill, LLC, Term Loan	3.59 to 14.00	10/30/13 to 04/24/14	9,300,000
€22,500	Regency Entertainment, Term Loan (Greece)	7.38 to 7.76	03/02/14 to 03/02/15	17,573,489
7,406	Yonkers Racing Corp., Term Loan	10.50	08/12/11	6,369,270

				57,759,209

	Insurance 2.8%
3,933	Alliant Holdings I, Inc., Term Loan	4.46	08/21/14	3,107,367
7,387	AmWins Group, Inc, Term Loan	2.84 to 4.70	06/08/13	4,321,688
3,053	Conseco, Inc., Term Loan	2.39	10/10/13	1,976,993
6,455	HMSC Holdings Corp., Term Loan	2.58 to 5.91	04/03/14 to 10/03/14	2,675,761
5,860	Mitchell International, Inc., Term Loan	6.75	03/30/15	3,457,400
2,490	Vertafore, Inc., Term Loan	6.41 to 8.16	01/31/12 to 01/31/13	1,804,950

				17,344,159

	Machinery 1.2%
5,790	Goodman Global, Inc., Term Loan	7.71	02/13/14	4,767,706
3,950	Mold-Masters Luxembourg Holdings SA, Term Loan	3.94	10/11/14	2,765,000

				7,532,706

	Medical Products & Services 1.1%
2,000	AGA Medical Corp., Term Loan	3.36 to 5.10	04/28/13	1,700,000
1,856	Biomet, Inc., Term Loan	4.46	03/25/15	1,658,166

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Medical Products & Services (Continued)
$1,834	Carestream Health, Inc., Term Loan	2.41 to 3.17%	04/30/13	$1,433,919
2,647	VWR Funding, Inc., Term Loan	2.91	06/29/14	1,958,823

				6,750,908

	Mining, Steel, Iron & Non-Precious Metals 0.6%
7,061	John Maneely Co., Term Loan	4.41 to 4.60	12/09/13	3,918,834

	Natural Resources 0.8%
3,200	CDX Funding, LLC, Term Loan (d) (f)	12.25	03/31/13	1,685,335
3,000	Dresser, Inc., Term Loan	7.99	05/04/15	1,485,000
2,985	Western Refining, Inc., Term Loan	9.25	05/30/14	1,675,246

				4,845,581

	Non-Durable Consumer Products 5.7%
6,686	Amscan Holdings, Inc., Term Loan	3.72 to 4.42	05/25/13	4,563,144
1,958	Huish Detergents, Inc., Term Loan	2.23	04/26/14	1,668,796
8,373	KIK Custom Products, Inc., Term Loan	2.64 to 5.39	05/31/14 to 11/30/14	1,734,695
2,962	Mega Brands, Inc., Term Loan (Canada)	8.75	07/26/12	666,377
985	Nice-Pak Products, Inc., Term Loan	4.47	06/18/14	689,500
€16,836	Ontex, Term Loan (Belgium)	6.07 to 6.57	08/08/12 to 08/08/13	17,784,754
475	Spectrum Brands, Inc., Revolving Credit Agreement	4.46	03/30/13	295,868
9,264	Spectrum Brands, Inc., Term Loan	5.40 to 6.15	03/30/13	5,766,763
5,000	Targus Group International, Inc., Term Loan	10.67	05/22/13	1,525,000

				34,694,897

	Paper & Forest Products 1.6%
3,200	Ainsworth Lumber Co., Ltd., Term Loan	5.44	06/26/14	2,304,000
7,425	New Page, Term Loan	5.31	12/19/14	4,318,877
1,967	SP Newsprint, Term Loan	11.00	03/31/10	1,720,833
383	Verso Paper Holding, LLC, Term Loan (a)	7.69 to 8.44	08/01/13	143,663
3,444	White Birch Paper Co., Term Loan (Canada)	4.21	05/08/14	1,463,614

				9,950,987

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Pharmaceuticals 0.2%
$2,000	Generics International, Inc., Term Loan	8.96%	04/30/15	$1,250,000

	Printing & Publishing 9.9%
9,744	American Media Operations, Inc., Term Loan	10.00	01/31/13	5,846,613
1,823	Ascend Media Holdings, LLC, Term Loan (d)	10.25	01/31/12	455,873
992	DRI Holdings, Inc., Term Loan	3.41 to 6.88	07/03/14	595,081
4,000	Endurance Business Media, Inc., Term Loan (c)	9.25	01/26/14	1,200,000
4,123	Gatehouse Media, Inc., Term Loan	2.43 to 4.20	08/28/14	1,068,495
4,938	Hanley-Wood, LLC, Term Loan	2.64 to 2.69	03/08/14	1,933,856
10,000	Idearc, Inc., Term Loan	1.92	11/17/13	3,605,000
3,445	Intermedia Outdoor, Inc., Term Loan	4.46	01/31/13	2,066,887
5,731	MediaNews Group, Inc., Term Loan	3.41 to 4.66	12/30/10 to 08/02/13	1,872,802
9,870	Merrill Communications, LLC, Term Loan	8.70	11/15/13	2,961,000
2,333	Newsday, LLC, Term Loan	6.59	08/01/13	2,012,500
5,946	Penton Media, Inc., Term Loan	2.66 to 6.17	02/01/13 to 02/01/14	1,607,239
€12,133	Primacom, Term Loan (Germany) (c)	8.14 to 9.39	12/20/14 to 12/20/16	13,670,921
1,463	Primedia, Inc., Term Loan	2.66 to 3.71	08/01/14	957,975
€13,000	Prosiebensat.1 Media AG, Term Loan (Germany)	6.85	07/03/15	8,110,373
2,006	R.H. Donnelley, Inc., Term Loan	6.75	06/30/11	1,290,353
3,675	Thomas Nelson, Inc.,Term Loan	8.75	06/12/12	1,304,469
3,186	Thomson Medical Education, Term Loan	5.39 to 9.14	04/14/14 to 04/13/15	2,348,501
16,000	Tribune Co., Bridge Term Loan (c) (d) (f)	8.25	12/20/15	240,000
26,951	Tribune Co., Term Loan (d) (f)	5.25	05/19/14	7,536,667

				60,684,605

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Restaurants & Food Service 0.6%
$1,576	Center Cut Hospitality, Inc., Term Loan	4.66%	07/06/14	$906,200
909	Sagittarius Restaurants, LLC, Term Loan	10.25	03/29/13	327,091
3,327	Volume Services America, Inc., Term Loan	8.25	12/31/12	2,329,003

				3,562,294

	Retail—Oil & Gas 1.1%
8,903	The Pantry, Inc., Term Loan	2.16	05/15/14	6,788,666

	Retail—Specialty 2.2%
€7,796	Travelport, Term Loan	7.39	08/23/13	5,115,561
€7,500	Zapf, Term Loan (Germany) (c)	8.48	11/30/12	8,162,549

				13,278,110

	Retail—Stores 2.0%
5,000	Dollar General Corp, Term Loan	3.16	07/06/14	4,032,500
6,689	General Nutrition Centers, Inc., Term Loan	3.69 to 3.72	09/16/13	4,581,884
5,973	Guitar Center, Inc., Term Loan	3.87 to 5.75	10/09/14	3,075,838
1,055	Sally Holdings, Inc., Term Loan	2.66 to 4.50	11/16/13	881,323

				12,571,545

	Telecommunications—Equipment & Services 3.1%
€10,000	Fibernet, Term Loan (Bulgaria)	4.87 to 5.37	08/31/15 to 08/31/16	10,563,299
€11,369	Orion, Term Loan (Germany)	7.37 to 8.41	10/31/13 to 10/30/15	8,512,816

				19,076,115

	Telecommunications—Local Exchange Carriers 1.6%
7,982	Global Tel*Link Corp., Term Loan	4.41 to 4.96	02/14/13	7,024,535
3,156	Hawaiian Telcom Communications, Inc., Term Loan (f)	4.50	06/01/14	1,381,958
282	NuVox Transition Subsidiary, LLC, Term Loan	5.17	05/31/14	201,050
1,397	Sorenson Communications, Inc., Term Loan	2.91	04/28/14	1,188,493

				9,796,036

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Telecommunications—Wireless 0.8%
$1,923	Asurion Corp., Term Loan	3.39 to 5.71%	07/03/14	$1,403,974
3,827	MetroPCS Wireless, Inc., Term Loan	2.69 to 5.50	11/03/13	3,349,973

				4,753,947

	Textiles & Leather 0.7%
3,481	Gold Toe Investment Corp., Term Loan	8.50 to 11.75	10/30/13 to 04/30/14	1,667,582
5,000	Levi Strauss & Co, Term Loan	2.58	03/27/14	2,856,250

				4,523,832

	Transportation—Cargo 0.4%
9,000	JHCI Acquisitions, Inc., Term Loan	5.91	12/19/14	2,673,747

	Utilities 1.9%
5,000	Bicent Power, LLC, Term Loan	5.46	12/31/14	2,350,000
4,853	First Light Power Resources, Inc., Term Loan	4.00 to 5.97	11/01/13 to 05/01/14	3,201,606
187	Mach Gen, LLC, Term Loan	3.47	02/22/13	139,129
3,076	Texas Competitive Electric Holdings Co., LLC, Term Loan	3.91 to 5.89	10/14/14	2,154,169
6,000	TPF Generation Holdings, LLC, Term Loan	5.71	12/15/14	3,787,500

				11,632,404

	Total Variable Rate Senior Loan Interests** 105.4%			646,862,409

	Notes 31.4% Broadcasting—Cable 3.8%
5,000	Kabel Deutschland (Germany)	10.63	07/01/14	4,850,000
€14,500	Kabel Deutschland (Germany) (h)	10.75	07/01/14	18,380,141

				23,230,141

	Buildings & Real Estate 3.7%
€16,865	Eco-bat Finance PLC (United Kingdom) (h)	10.13	01/31/13	19,866,428
€5,000	Grohe Holding GmbH (Germany) (i)	5.49	01/15/14	2,864,895

				22,731,323

	Chemicals, Plastics & Rubber 0.5%
5,000	Cognis GmbH (Germany) (h) (i)	4.00	09/15/13	2,825,000

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Containers, Packaging & Glass 1.1%
$7,000	Owens-Illinois Group, Inc.	7.50%	05/15/10	$7,105,000

	Construction Material 0.2%
2,000	Compression Polymers Corp. (h) (i)	8.56	07/01/12	1,110,000

	Containers, Packaging & Glass 6.9%
€14,900	Ardagh Glass Finance BV (Ireland) (h)	8.88	07/01/13	16,216,265
€14,200	Ardagh Glass Finance (Ireland) (h)	7.13	06/15/17	13,272,625
€15,725	Pregis Corp. (i)	7.61	04/15/13	12,936,280

				42,425,170

	Mining, Steel, Iron & Non-Precious Metals 2.6%
24,500	FMG Finance Pty Ltd (Australia) (h)	10.63	09/01/16	16,047,500

	Telecommunications—Equipment & Services 4.9%
€15,825	Magyar Telecom (Invtel) (Netherlands) (h)	10.75	08/15/12	10,409,771
€26,000	Versatel AG (Germany) (h) (i)	6.08	06/15/14	19,308,431

				29,718,202

	Telecommunications—Wireless 2.3%
16,000	Wind Acquisition Fin SA (Italy) (h)	10.75	12/01/15	14,320,000

	Transportation—Cargo 5.4%
€29,950	CB Bus AB (Sweden) (c)	9.13	08/01/09	33,362,740

Total Notes 31.4%				192,875,076

Equities 0.0%
Axia, Inc. (Warrants for 6,352 Common shares, Expiration date 12/31/18, Acquired 9/24/08, Cost $0) (c) (g) (j)				0
Building Materials Holding Corp. (Warrants for 15,357 Common shares, Expiration date 09/30/15, Acquired 10/09/08, Cost $0)				0

Total Equities 0.0%				0

Total Long-Term Investments 136.8% (Cost $1,467,712,368)				839,737,485

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

Short-Term Investments Time Deposit 6.1%
State Street Bank & Trust Corp. ($37,215,359 par, 0.10% coupon, dated 1/31/09, to be sold on 2/02/09 at $37,215,379) (b) ..				$37,215,359

Total Short-Term Investments 6.1% (Cost $37,215,359)				37,215,359

Total Investments 142.9% (Cost $1,504,927,727)				876,952,844

Borrowings (44.8%)				(275,000,000)

Other Assets in Excess of Liabilities 1.9%				11,764,323

Net Assets 100.0%				$613,717,167

Par amounts are denominated in US currency unless otherwise noted.

Percentages are calculated as a percentage of net assets.

(a)	Payment-in-kind security.

(b)	All or a portion of this security is designated in connection with unfunded loan commitments.

(c)	Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(d)	This Senior Loan interest is non-income producing.

(e)	The borrower is in the process of restructuring or amending the terms of this loan.

(f)	This borrower has filed for protection in federal bankruptcy court.

(g)	Affiliated Company.

(h)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(i)	Variable rate security. Interest rate shown is that in effect at January 31, 2009.

(j)	Restricted security. Securities were acquired through the restructuring of senior loans. These securities are restricted, as they are not allowed to be deposited via the Depository Trust Company. If at a later point in time, the company wishes to register, the issuer will bear the costs associated with registration. The aggregate value of restricted securities represents less than 0.01% of the net assets of the Fund.

*	Senior Loans in the Fund’s portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund’s portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund’s portfolio may be substantially less than the stated maturities shown. Although the Fund is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

**	Senior Loans in which the Fund invests generally pay interest at rates, which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

€—Euro
£—Great Britain Pound

Swap agreements outstanding as of January 31, 2009:
Credit Default Swaps

			Pay/					Credit
			Receive		Notional			Rating of
	Reference	Buy/Sell	Fixed	Expiration	Amount	Upfront		Reference
Counterparty	Entity	Protection	Rate	Date	(000)	Payments	Value	Equity*

Bank of America N.A	Cognis GMBH	Sell	3.900%	12/20/09	$6,402	$0	$(672,459)	B
Bank of America N.A	Seat Pagine Gialle S.P.A	Sell	3.350	09/20/12	6,402	0	(2,128,164)	NR
Bank of America N.A	Seat Pagine Gialle S.P.A	Sell	3.650	12/20/12	6,402	0	(2,156,314)	NR
Citigroup	Basell AF S.C.A	Sell	4.050	12/20/09	6,402	0	(4,674,417)	NR
Citigroup	M-Real Oyj	Sell	4.250	12/20/09	6,402	0	(1,603,697)	CCC+
Credit Suisse International	Codere Fin Luxembourg SA	Sell	3.420	09/20/12	6,402	0	(2,015,885)	B+
Deutsche Bank	M-Real Oyj	Sell	4.150	12/20/09	6,402	0	(1,608,863)	CCC+
Goldman Sachs International	Boston Generating, LLC	Sell	2.000	06/09/20	4,000	0	(320,109)	NR
Goldman Sachs International	CDX.NA.HY.9	Sell	3.750	12/20/12	38,800	(1,524,500)	(8,869,853)	NR
Goldman Sachs International	CDX.NA.HY.10	Sell	5.000	06/20/13	19,800	(1,275,250)	(4,327,486)	NR
Goldman Sachs International	Citgo Petroleum Corp.	Sell	3.000	12/20/10	5,000	0	(329,227)	BB
Goldman Sachs International	Gala Group Finance	Sell	3.450	12/20/12	6,402	0	(2,852,249)	NR
Goldman Sachs International	Gala Group Finance	Sell	4.150	03/20/13	6,402	0	(2,840,114)	NR
Goldman Sachs International	Grohe Holding GMBH	Sell	4.250	12/20/09	12,804	0	(2,425,785)	B
Goldman Sachs International	K. Hovnanian Enterprises, Inc.	Sell	4.690	09/20/12	5,000	0	(2,420,147)	B−

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

			Pay/					Credit
			Receive		Notional			Rating of
	Reference	Buy/Sell	Fixed	Expiration	Amount	Upfront		Reference
Counterparty	Entity	Protection	Rate	Date	(000)	Payments	Value	Equity*

Goldman Sachs International	LCDX9	Sell	2.250%	12/20/12	$48,500	$(3,831,500)	$(11,525,419)	NR
Goldman Sachs International	LCDX.NA.10	Sell	3.250	12/20/12	58,200	(5,410,600)	(12,862,119)	NR
Goldman Sachs International	M-Real Oyj	Sell	3.450	09/20/09	6,402	0	(1,267,084)	CCC+
Goldman Sachs International	Peermont Global	Sell	3.500	09/20/12	6,402	0	(1,454,690)	B
Goldman Sachs International	Texas Competitive Electric Holdings Company, LLC	Sell	2.850	06/20/10	5,000	0	(692,014)	B−
Goldman Sachs International	UPC Holding	Sell	3.450	09/20/12	6,402	0	(417,584)	NR
UBS Securities, AG	Rank Group Finance	Sell	4.250	12/20/12	12,804	0	(352,193)	B+

Total Credit Default Swaps					$286,732	$(12,041,850)	$(67,815,872)

NR—Not Rated

*	Credit Rating as issued by Standard and Poor’s.

Swap Collateral Pledged to Counterparty

Goldman Sachs International	41,615,000
UBS AG	8,553,000
Citi Global Markets	7,271,000
Bank of America	5,888,500
Credit Suisse	2,198,000
Deutsche Bank AG	1,464,000

Total Swap Collateral Pledged	$66,989,500

Total Swap Agreements	$(826,372)

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Forward foreign currency contracts outstanding as of January 31, 2009 :

			Unrealized
		Current	Appreciation/
	In Exchange for	Value	Depreciation

Long Contracts:
Euro
2,635,000 expiring 02/24/09	US$	$3,372,767	$(76,185)
951,241 expiring 02/24/09	US$	1,217,576	(16,088)
3,981,653 expiring 02/24/09	US$	5,096,465	(45,441)
1,780,000 expiring 02/24/09	US$	2,278,377	(81,369)

Total Long Contracts			(219,083)

Short Contracts:
Euro
215,425,864 expiring 02/24/09	US$	275,742,381	6,099,277

Pound Sterling
1,433,607 expiring 02/24/09	US$	2,076,895	3,699

Total Short Contracts			6,102,976

Total Forward Foreign Currency Contracts			$5,883,893

Ratings Allocation as of 1/31/09 (Unaudited)

BBB/Baa	1.5%
BB/Ba	20.8%
B/B	40.2%
CCC/Caa	8.5%
CC/Ca	0.3%
C/C	0.4%
Non-Rated	28.3%

Ratings allocations are as a percentage of debt obligations. Ratings allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively. Bank Loans rated below BBB by Standard and Poor’s or Baa by Moody’s are considered to be below investment grade.

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Summary of Long-Term Investments by Country Classification (Unaudited)

		Percentage of
		Long-Term
Country	Value	Investments

United States	534,864,290	63.7%
Germany	105,425,145	12.5
Sweden	33,362,740	4.0
United Kingdom	30,030,895	3.6
Ireland	29,488,890	3.5
Belgium	17,784,755	2.1
Greece	17,573,488	2.1
Australia	16,047,500	1.9
Luxembourg	14,320,000	1.7
Bulgaria	10,563,299	1.3
Netherlands	10,409,771	1.2
Canada	6,104,991	0.7
Hungary	5,951,968	0.7
Cayman Islands	4,823,386	0.6
Spain	2,986,367	0.4

	$839,737,485	100.0%

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Financial Statements

Statement of Assets and Liabilities
January 31, 2009 (Unaudited)

Assets:
Total Investments (Cost $1,504,927,727)	$876,952,844
Restricted Cash	1,566,000
Receivables:
Investments Sold	13,667,518
Interest	12,863,566
Swap Contracts	10,307,371
Forward Foreign Currency Contracts	6,102,976
Other	862,412

Total Assets	922,322,687

Liabilities:
Payables:
Borrowings	275,000,000
Investments Purchased	7,112,500
Investment Advisory Fee	944,987
Income Distributions	845,172
Other Affiliates	409,303
Swap Contracts	11,133,743
Unfunded Commitments	9,562,206
Custodian Bank	2,183,865
Accrued Interest Expense	341,038
Forward Foreign Currency Contracts	219,083
Trustees’ Deferred Compensation and Retirement Plans	35,511
Accrued Expenses	818,112

Total Liabilities	308,605,520

Net Assets	$613,717,167

Net Asset Value Per Common Share ($613,717,167 divided by 74,005,236 shares outstanding)	$8.29

Net Assets Consist of:
Common Shares ($.01 par value with an unlimited number of shares authorized, 74,005,236 shares issued and outstanding)	$740,052
Paid in Surplus	1,411,907,128
Accumulated Undistributed Net Investment Income	(38,522,554)
Accumulated Net Realized Loss	(72,267,002)
Net Unrealized Depreciation	(688,140,457)

Net Assets	$613,717,167

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended January 31, 2009 (Unaudited)

Investment Income:
Interest	$62,674,027
Other	1,026,807

Total Income	63,700,834

Expenses:
Investment Advisory Fee	7,904,210
Credit Line	2,568,354
Professional Fees	258,532
Custody	237,562
Accounting & Administrative Expenses	158,415
Reports to Shareholders	62,981
Transfer Agent	46,589
Registration Fees	32,016
Trustees’ Fees and Related Expenses	15,353
Other	26,883

Total Operating Expense	11,310,895
Interest Expense	5,320,056

Total Expenses	16,630,951

Net Investment Income	$47,069,883

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(121,119,236)
Forward Foreign Currency Contracts	70,184,303
Swap Contracts	213,274
Foreign Currency Transactions	(1,288,321)

Net Realized Loss	(52,009,980)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(200,955,666)

End of the Period:
Investments	(627,974,883)
Forward Foreign Currency Contracts	5,883,893
Foreign Currency Translation	(713,239)
Unfunded Commitments	(9,562,206)
Swap Contracts	(55,774,022)

(688,140,457)

Net Unrealized Depreciation During the Period	(487,184,791)

Net Realized and Unrealized Loss	$(539,194,771)

Net Decrease in Net Assets From Operations	$(492,124,888)

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	January 31, 2009	July 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$47,069,883	$106,542,295
Net Realized Loss	(52,009,980)	(45,622,524)
Net Unrealized Depreciation During the Period	(487,184,791)	(161,987,204)

Change in Net Assets from Operations	(492,124,888)	(101,067,433)
Distributions from Net Investment Income	(55,481,726)	(117,202,092)

Net Change in Net Assets from Investment Activities	(547,606,614)	(218,269,525)

From Capital Transactions:
Additional Cost from the 2007 Initial Public Offering	-0-	(252,820)

Net Change in Net Assets	(547,606,614)	(218,522,345)
Net Assets:
Beginning of the Period	1,161,323,781	1,379,846,126

End of the Period (Including accumulated undistributed net investment income of $(38,522,554) and $(30,110,711), respectively)	$613,717,167	$1,161,323,781

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Financial Statements  continued

Statement of Cash Flows
For the Six Months Ended January 31, 2009 (Unaudited)

Change in Net Assets from Operations	$(492,124,888)

Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of Investments	(152,327,519)
Principal Repayments/Sales of Investments	437,800,966
Net Sales of Short-Term Investments	(24,150,544)
Purchases of Foreign Currency	(1,739,980,918)
Sales of Foreign Currency	1,826,010,091
Amortization of Loan Fees	1,275,427
Net Loan Fees Received	20,000
Accretion of Discount	(5,691,304)
Net Realized Loss on Investments	121,119,236
Net Realized Loss on Foreign Currency Transactions	1,288,321
Net Realized Gain on Forward Foreign Currency Transactions	(70,184,303)
Net Change in Unrealized Depreciation on Investments	441,692,229
Net Change in Unrealized Depreciation on Foreign Currency	(56,649)
Net Change in Unrealized Appreciation on Forward Foreign Currency Contracts	(9,664,514)
Decrease in Restricted Cash	1,763,790
Decrease in Interest Receivables	2,968,717
Increase in Other Assets	(800,985)
Increase in Receivable for Investments Sold	(6,819,023)
Increase in Accrued Expenses	305,579
Increase in Distributor and Affiliates Payable	147,302
Decrease in Investment Advisory and Administrative Fees	(834,575)
Increase in Deferred Compensation and Retirement Plans	7,514
Decrease in Accrued Interest Expenses	(850,165)
Increase in Custodian Bank Payable	2,183,865
Decrease in Investments Purchased Payable	(47,824,230)
Net Change in Unrealized Depreciation in Swap Contracts	48,067,679
Net Change in Upfront Payments on Swap Contracts	3,596,600
Net Change in Collateral for Swap Contracts	(51,866,500)
Net Change in Unfunded Commitments	5,779,772

Total Adjustments	782,975,859

Net Cash Provided by Operating Activities	290,850,971

Cash Flows From Financing Activities
Cash Distributions Paid	(55,850,971)
Proceeds from and Repayments of Borrowings	(235,000,000)

Net Cash Used for Financing Activities	(290,850,971)

Net Decrease in Cash	-0-
Cash at the Beginning of the Period	-0-

Cash at the End of the Period	$-0-

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Year for Interest	$6,170,221

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

			June 26, 2007
			(Commencement
	Six Months Ended	Year Ended	of Operations) to
	January 31, 2009	July 31, 2008	July 31, 2007

Net Asset Value, Beginning of the Period	$15.69	$18.65	$19.10

Net Investment Income (a)	0.64	1.44	0.08
Net Realized and Unrealized Loss	(7.29)	(2.82)	(0.53)

Total from Investment Operations	(6.65)	(1.38)	(0.45)
Less Distributions from Net Investment Income	(0.75)	(1.58)	-0-

Net Asset Value, End of the Period	$8.29	$15.69	$18.65

Common Share Market Price at End of the Period	$7.83	$13.30	$19.75

Total Return (b)	–35.90% *	–25.46%	–1.25% *
Net Assets at End of Period (In millions)	$613.7	$1,161.3	$1,379.8
Ratio to Average Net Assets excluding Borrowings:
Operating Expense	2.63%	1.79%	1.54%
Interest Expense	1.24%	0.99%	N/A
Gross Expense	3.87%	2.78%	1.54%
Net Investment Income	10.95%	8.38%	4.58%
Portfolio Turnover (c)	12% *	43%	0% *

Supplemental Ratios:
Ratio to Average Net Assets including Borrowings:
Operating Expense	1.79%	1.36%	N/A
Interest Expense	0.84%	0.75%	N/A
Gross Expense	2.63%	2.11%	N/A
Net Investment Income	7.46%	6.37%	N/A

Senior Indebtedness:
Total Borrowing Outstanding (In thousands)	$275,000	$510,000	$-0-
Asset Coverage per $1,000 Unit of Senior Indebtedness (d)	$3,232	$3,277	N/A

*	Non-Annualized

(a)	Based on average shares outstanding.
(b)	Total return based on common share market price assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.
(c)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

N/A=Not Applicable

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Notes to Financial Statements  ■  January 31, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Dynamic Credit Opportunities Fund (the “Fund”) is a statutory trust organized under the laws of the State of Delaware pursuant to an Agreement and Declaration of Trust dated March 15, 2007. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to achieve its investment objectives by opportunistically investing primarily in credit securities of issuers which operate in a variety of industries and geographic regions located throughout the world. The Fund will invest in a combination of (i) senior secured floating rate and fixed rate loans; (ii) second lien or other subordinated or unsecured floating rate loans or debt; (iii) other debt obligations, including high yield, high risk obligations; and (iv) structured products including collateralized debt and loan obligations. The Fund intends to borrow money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation The Fund’s loans and debt obligations are valued by the Fund following valuation guidelines established and periodically reviewed by the Fund’s Board of Trustees. Under the valuation guidelines, loans and debt obligations for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, loans and debt obligations are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees. Other loans and debt obligations are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Asset Management (the “Adviser”) by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such loan. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the loans in the Fund’s portfolio. The fair value of loans are reviewed and approved by the Fund’s Valuation Committee and the Board of Trustees. Forward foreign currency contracts are valued using quoted foreign exchange rates. Credit default swaps are valued using market quotations obtained from brokers.
Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

Van Kampen Dynamic Credit Opportunities Fund
Notes to Financial Statements  ■  January 31, 2009 (Unaudited)  continued

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective August 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of January 31, 2009 in valuing the Fund’s investments carried at value:

	Investments in
	Loans and	Other Financial
Valuation Inputs	Securities	Instruments*	Liabilities

Level 1—Quoted Prices	$-0-	$-0-	$-0-
Level 2—Other Significant Observable Inputs	845,321,927	(61,931,979)	(9,494,444)
Level 3—Significant Unobservable Inputs	31,630,917	-0-	(67,762)

Total	$876,952,844	$(61,931,979)	$(9,562,206)

*	Other financial instruments include forwards and swap contracts.

Van Kampen Dynamic Credit Opportunities Fund
Notes to Financial Statements  ■  January 31, 2009 (Unaudited)  continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in
	Loans and
	Securities	Liabilities

Balance as of August 1, 2008	$38,724,141	$-0-
Accrued discounts/premiums	4,025	-0-
Realized gain/loss	(245,587)	-0-
Change in unrealized appreciation/depreciation	(16,485,223)	(67,762)
Net purchases/sales	(4,904,947)	-0-
Net transfers in and/or out of Level 3	14,538,508	-0-

Balance as of January 31, 2009	$31,630,917	$(67,762)

Net change in Unrealized Appreciation/Depreciation from Investments still held as of January 31, 2009	$(16,485,223)

B. Security Transactions Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At January 31, 2009, the Fund had no when-issued or delayed delivery purchase commitments.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Investment Income Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable loan or other debt obligation. Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable as the income is earned or capital gains are recorded. Financial Accounting Standards Board Interpretation No. 48 Accounting for

Van Kampen Dynamic Credit Opportunities Fund
Notes to Financial Statements  ■  January 31, 2009 (Unaudited)  continued

Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the two year period ended July 31, 2008, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At July 31, 2008, the Fund had an accumulated capital loss carryforward for tax purposes of $431,578 which will expire according to the following schedule:

Amount	Expiration

$431,578	July 31, 2016

At January 31, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$1,496,172,265

Gross tax unrealized appreciation	$23,984,843
Gross tax unrealized depreciation	(643,204,264)

Net tax unrealized depreciation on investments	$(619,219,421)

E. Distribution of Income and Gains The Fund intends to declare and pay monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually to its shareholders. Distributions from net realized gains for book purposes may include short term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during the year ended July 31, 2008 and the period from June 26, 2007 (Commencement of Operations) to July 31, 2007, was as follows:

	2008	2007

Distributions paid from:
Ordinary income	$115,987,675	$-0-

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$441,291

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of gains resulting from wash sale transactions and gains and losses recognized on securities for tax purposes but not for book purposes.

Van Kampen Dynamic Credit Opportunities Fund
Notes to Financial Statements  ■  January 31, 2009 (Unaudited)  continued

F. Foreign Currency Translation and Foreign Investments The Fund may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.
Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from the changes in market prices of securities. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide certain day-to-day investment management services to the Fund for an annual fee of 1.25% of the average daily managed assets. Average daily managed assets are defined as the average daily total asset value of the Fund minus the sum of accrued liabilities other than the aggregate amount of borrowings for investment purposes. The Adviser has entered into a subadvisory agreement with Avenue Europe International Management, L.P. (the “Subadviser”). Under the subadvisory agreement, the Adviser retains the Subadviser to manage that portion of the Fund’s assets that are allocated to the Subadviser. The Adviser will pay the Subadviser an annual fee, payable monthly, in an amount equal to 1.25% of the portion of the managed assets of the Fund managed by the Subadviser.
For the six months ended January 31, 2009, the Fund recognized expenses of approximately $137,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended January 31, 2009, the Fund recognized expenses of approximately $84,800 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting

Van Kampen Dynamic Credit Opportunities Fund
Notes to Financial Statements  ■  January 31, 2009 (Unaudited)  continued

and CCO Employment agreements are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its Trustees who are not officers of Van Kampen. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Trustee’s years of service to the Fund. The maximum annual benefit per Trustee under the plan is $2,500.
At January 31, 2009, Van Kampen Investments Inc., an affiliate of the Adviser, owned 5,236 shares of common stock at an aggregate purchase price of $100,000.
During the period, the Fund owned shares of the following affiliated companies. Affiliated companies are defined by the 1940 Act as those companies in which a Fund holds 5% or more of the outstanding voting securities.

			Market
		Dividend	Value
Name	Shares*	Income	1/31/2009	Cost

Axia, Inc.—Common Shares*	6,352	$-0-	$-0-	$-0-

*	Shares were acquired through the restructuring of senior loan interests.

Affiliate transactions during the six months ended January 31, 2009 were as follows:

	Shares			Shares	Realized
	as of	Gross	Gross	as of	Gain/	Dividend
Name	7/31/2008	Addition	Reduction	1/31/2009	(Loss)	Income

Axia, Inc.—Common Shares	$-0-	$-0-	$-0-	6,352	$-0-	$-0-

3. Capital Transactions
The Board of Trustees have approved a share repurchase program whereby the Fund may, when appropriate, repurchase its shares in the open market or in privately negotiated transactions at a price not above market value or NAV, whichever is lower at the time of purchase.
For the six months ended January 31, 2009 there was no activity in capital transactions.
The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per share. The Fund had no operations until June 26, 2007, other than matters relating to its organization and registration and sale and issuance to Van Kampen Investments Inc., an affiliate of the Adviser, of 5,236 shares of common stock at an aggregate purchase price of $100,000. The Adviser, on behalf of the Fund, will incur all of the Fund’s organizational cost, estimated at $10,000. The Adviser also has agreed to pay the amount by which the offering costs of the Fund (other than the sales load) exceed $0.04 per share of the Fund’s common shares. On June 26, 2007, the Fund sold 71,000,000 common shares in an initial public offering. Proceeds to the Fund were $1,355,500,000 after deducting underwriting commissions and estimated $600,000 of offering expenses. On July 23, 2007 the Fund sold 3,000,000 common shares, pursuant to an over allotment agreement with the underwriters for net proceeds of $57,300,000 after deducting underwriting commissions. For the year ended

Van Kampen Dynamic Credit Opportunities Fund
Notes to Financial Statements  ■  January 31, 2009 (Unaudited)  continued

July 31, 2008, the Fund incurred additional costs of $252,820 from the 2007 initial public offering.

4. Investment Transactions
During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $152,327,519 and $437,800,966, respectively.

5. Commitments
Pursuant to the terms of certain loan agreements, the Fund had unfunded loan commitments of approximately $30,400,000 as of January 31, 2009. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid loans as a reserve. The unrealized depreciation on these commitments of $9,562,206 as of January 31, 2009 and is reported as “Unfunded Commitments” on the Statement of Assets and Liabilities.

6. Borrowings
The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act. Under the 1940 Act, a Fund generally may not borrow money greater than 33 1/3% of the Fund’s total assets.
The Fund had entered into a $750 million revolving credit and security agreement. Effective October 16, 2008, this credit line was reduced to $550 million. The revolving credit agreement is secured by the assets of the Fund. In connection with this agreement, for the six months ended January 31, 2009, the Fund incurred fees of approximately $2,568,400. For the six months ended January 31, 2009, the average daily balance of borrowings under the revolving credit and security agreement was $399,755,435 with a weighted average interest rate of 2.60%.

7. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
Summarized below are specific types of derivative financial instruments used by the Fund.

A. Forward Foreign Currency Contracts Forward foreign currency contracts are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forward foreign currency contracts.

B. Credit Default Swaps The Fund adopted the provisions of the FASB Staff Position Paper No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45 (FSP FAS 133-1 and

Van Kampen Dynamic Credit Opportunities Fund
Notes to Financial Statements  ■  January 31, 2009 (Unaudited)  continued

FIN 45-4), effective January 31, 2009. FSP FAS 133-1 and FIN 45-4 requires the seller of credit derivatives to provide additional disclosure about its credit derivatives.
The Fund may enter into credit default swap contracts, a type of credit derivative, for hedging purposes or to gain exposure to a credit or index of credits in which the Fund may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.
The current credit rating of each individual issuer, if available, is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits or non-rated issuers, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.
The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk.
Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored

Van Kampen Dynamic Credit Opportunities Fund
Notes to Financial Statements  ■  January 31, 2009 (Unaudited)  continued

and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Portfolio of Investments. Cash collateral has been offset against open swap contracts under the provision of FASB Interpretation No. 39: Offsetting of Amounts Related to Certain Contracts an interpretation of APB Opinion No. 10 and FASB Statement No. 105 and are included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Accounting Pronouncement
On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items

10. Legal Matters
The Fund is one of numerous defendants (“Lenders”) that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida (the “Court”). The action, entitled In re Tousa Inc., et al., was filed on July 15, 2008, by the Official Committee of Unsecured Creditors of home building companies to which the Lenders loaned money through different lending facilities. An amended complaint was filed on October 17, 2008. Plaintiff alleges that monies used to repay the Lenders should be avoided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were allegedly forced to become co-borrowers and guarantors of the monies used to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value when they transferred the proceeds to repay the Lenders. Plaintiff seeks to avoid the transfers and other equitable relief. The Fund and the other Lenders are named as defendants in two separate lending capacities; first, as lenders in a credit agreement (the “Credit Lenders”); and second, as lenders in a term loan (the “Term Loan Lenders”). The Fund, as Credit Lender, moved to dismiss the amended complaint. The Court denied the motion to dismiss on December 4, 2008. The Fund and the other Credit Lenders filed a motion for leave to appeal the dismissal, which was denied on February 23, 2009. Plaintiff thereafter filed a Second Amended Complaint that was superseded by a Third Amended Complaint. The Fund filed two answers to the Third Amended Complaint in its respective capacities as a Credit Lender and a Term Loan Lender. The Court has ordered that all parties take part in a mediation to be held in March 2009.

Van Kampen Dynamic Credit Opportunities Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Subadviser
Avenue-Europe International Management, L.P.
535 Madison Avenue, 15th Floor
New York, New York 10022

Custodian
State Street Bank
and Fund Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent
Computershare Fund Company, N.A.
c/o Computershare Investor Services
P.O. Box 43078
Providence, Rhode Island 02940-3078

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Dynamic Credit Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen Dynamic Credit Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Dynamic Credit Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Dynamic Credit Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen Dynamic Credit Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

VTASAN 3/09
IU09-01111P-Y01/09

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semi-annual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable for semi-annual reports.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(1) Code of Ethics — Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Dynamic Credit Opportunities Fund

By: Name:	/s/ Edward C. Wood III Edward C. Wood III
Title:	Principal Executive Officer
Date:	March 19, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: Name:	/s/ Edward C. Wood III Edward C. Wood III
Title:	Principal Executive Officer
Date:	March 19, 2009

By: Name:	/s/ Stuart N. Schuldt Stuart N. Schuldt
Title:	Principal Financial Officer
Date:	March 19, 2009